UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Main Street, Suite 1830

Kansas City, Missouri 64105

(Address of principal executive offices)

(816) 421-7444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 17, 2017, DiVall Insured Income Properties 2, L.P. (the “Partnership”) announced that it had received lease extension notices relating to seven of the eight Partnership properties that are leased to Wendy’s franchisees. Pursuant to such notices, each of Wendgusta, LLC, Wendcharles I, LLC and Wendcharles II, LLC exercised the option in their respective property leases to renew such lease for five years beyond the prior expiration date of November 6, 2021. As a result, all eight of the Partnership’s properties that are leased to Wendy’s franchisees now feature a lease expiration date of November 6, 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, LP (Registrant)

Date: January 17, 2017	By:	/s/ Lynette L. DeRose
Lynette L. DeRose
Chief Financial Officer

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